Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Puget Energy, Inc. and Puget Sound Energy, Inc. (the “Companies”) on Form 10-Q for the period ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Mary E. Kipp, the President and Chief Executive Officer of the Companies, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Companies.

Date:	November 5, 2024

/s/ Mary E. Kipp
Mary E. Kipp
President and Chief Executive Officer